Fees and Expenses - Wellington Shields All-Cap Fund	Mar. 27, 2026
Prospectus [Line Items]
Expense Narrative [Text Block]

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the All-Cap Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees Caption [Optional Text]	Shareholder Fees (fees paid directly from your investment)
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Expense Example Narrative [Text Block]

Expense Example. This Example is intended to help you compare the cost of investing in the All-Cap Fund with the cost of investing in other mutual funds. This expense example assumes that you invest $10,000 in the All-Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the All-Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your cost would be:

Portfolio Turnover [Text Block]

Portfolio Turnover. The All-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Fund’s performance. During the fiscal year ended November 30, 2025, the All-Cap Fund’s portfolio turnover rate was 20.39% of the average value of its portfolio.

Portfolio Turnover, Rate	20.39%